Exhibit 99.2

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

COMBINED FINANCIAL STATEMENTS

JUNE 30, 2022
(With Independent Accountant’s Compilation Report Thereon)

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

TABLE OF CONTENTS

INDEPENDENT ACCOUNTANT’S COMPILATION REPORT

To the Stockholders
    of Firebird Bulk Carriers, Inc. and Phoenix Oil, Inc.

Management is responsible for the accompanying combined financial statements of Firebird Bulk Carriers Inc. and Phoenix Oil Inc. (“the Company”), which comprise the combined balance sheet as of June 30, 2022, and the related combined statements of income, changes in stockholders’ equity, and cash flows for the six months period ending June 30, 2022, and the related notes to the combined financial statements in accordance with accounting principles generally accepted in the United States of America. We have performed a compilation engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. We did not audit or review the combined financial statements nor were we required to perform any procedures to verify the accuracy or completeness of the information provided by management. Accordingly, we do not express an opinion, a conclusion, nor provide any form of assurance on these combined financial statements.

Change in Accounting Principle

As disclosed in Note 2 to the combined financial statements, the Company adopted the FASB Accounting Standards Update (ASU) 2016-02, Leases (Topic 842), changing the way it accounts for operating leases in 2022.

/s/ Doeren Mayhew

Houston, Texas
October 26, 2022

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

COMBINED BALANCE SHEET
JUNE 30, 2022

Assets

Current assets:
Cash	$7,618,865
Accounts receivable, net	5,398,697
Inventory	1,145,068
Prepaid expenses and other assets	236,748
Advances to stockholders and related parties (Note 5)	7,799,525

Total current assets	22,198,903

Long-term assets:
Operating lease right-of-use assets	139,203
Property and equipment, net (Note 3)	10,014,043

Total assets	$32,352,149

Liabilities and Stockholders’ Equity

Liabilities:
Current liabilities:
Accounts payable	$3,526,581
Accrued liabilities	309,304
Current portion of operating lease obligations (Note 6)	99,240
Notes payable (Note 4)	3,417,040
Advances from stockholders and related parties (Note 5)	2,197,777

Total current liabilities	9,549,942

Operating lease obligations (Note 6)	39,963

Total liabilities	9,589,905

Stockholders’ equity
Common stock, $1 par value, 150,000 shares authorized;
2,000 shares issued and outstanding	2,000
Additional paid-in capital	50,287
Retained earnings	22,709,957

Total stockholders’ equity	22,762,244

Total liabilities and stockholders’ equity	$32,352,149

See accompanying notes to combined financial statements.

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

COMBINED STATEMENT OF INCOME
PERIOD OF SIX MONTHS ENDED JUNE 30, 2022

Sales	$35,076,207

Cost of goods sold	24,538,686

Gross profit	10,537,521

Selling, general and administrative expenses	3,832,738

Income from operations	6,704,783

Other income (expense):
Other income	93,279
Gain on sale of property and equipment	233,730
Interest expense	(157,995)

Total other income (expense)	169,014

Net income	$6,873,797

See accompanying notes to combined financial statements.

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

COMBINED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
PERIOD OF SIX MONTHS ENDED JUNE 30, 2022

		Additional
	Common	Paid-in	Retained
	stock	Capital	Earnings	Total

Balance - December 31, 2021	$2,000	$50,287	$20,604,018	$20,656,305

Distributions	—	—	(4,767,858)	(4,767,858)

Net income	—	—	6,873,797	6,873,797

Balance - June 30, 2022	$2,000	$50,287	$22,709,957	$22,762,244

See accompanying notes to combined financial statements.

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

COMBINED STATEMENT OF CASH FLOWS
PERIOD OF SIX MONTHS ENDED JUNE 30, 2022

Cash flows from operating activities:
Net income	$6,873,797
Adjustment to reconcile net income to cash provided by
operating activities:
Depreciation	1,643,648
Gain on sale of property and equipment	(233,730)
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable - trade	(1,119,902)
Inventory	(555,996)
Prepaid expenses and other assets	(26,590)
Increase (decrease) in:
Accounts payable	667,012
Accrued liabilities	(309,486)

Net cash provided by operating activities	6,938,753

Cash flows from investing activities:
Purchases of property and equipment	(459,230)
Proceeds from sale of property and equipment	269,066

Net cash used in investing activities	(190,164)

Cash flows from financing activities:
Net advances to stockholders and related parties	(2,149,689)
Payments on notes payable	(1,389,699)
Distributions to stockholers	(4,767,858)

Net cash used in financing activities	(8,307,246)

Net decrease in cash	(1,558,657)

Cash - beginning	9,177,522

Cash - ending	$7,618,865
See accompanying notes to combined financial statements.

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2022

Note 1    -    Organization and Nature of Operations

Firebird Bulk Carriers, Inc. and Phoenix Oil, Inc. (collectively, the Company) were incorporated under the laws of the state of Texas on December 17, 1990 and January 15, 1981, respectively. Firebird Bulk Carriers, Inc. is a full-service trucking company, specializing in hauling crude, chemicals, and other hazardous cargo. Phoenix Oil recycles and repurposes off-spec fuels, lubricants, crude oil and other oil products. The Company primarily operates in the states of Arkansas, Louisiana, New Mexico, Oklahoma, and Texas.

Note 2    -    Summary of Significant Accounting Policies

Principles of Combination

The accompanying combined financial statements include the accounts of Firebird Bulk Carriers, Inc. and Phoenix Oil, Inc., both of which are under common control and ownership. All significant intercompany accounts and transactions have been eliminated.

Basis of Accounting

The combined financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (GAAP).

Cash

The Company places its cash with high credit quality financial institutions. All bank deposit accounts are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to $250,000. As of June 30, 2022, the Company had cash balances in excess of the FDIC insured limits of $7,026,449.
Accounts Receivable

The Company extends credit based on established terms and limits and generally does not require collateral. The Company maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio resulting from the inability of customers to make required payments for products or services. In establishing the required allowance, management considers historical losses adjusted for current market conditions and the Company’s customers’ financial condition, any receivables in dispute, the current receivables aging and the current payment patterns. As of June 30, 2022, the Company did not have a balance in allowance for doubtful accounts.

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2022

Accounts receivable for the six months period ended June 30, 2022 were as follows:

	Ending	Beginning

Accounts receivable	$5,398,697	$4,278,795

Inventory

Inventory consists of petroleum-based products held for sale to customers and supplies and are valued at lower of cost or net realizable value. Cost is determined using the first-in, first-out (“FIFO”) method. Lower of cost or net realizable inventory adjustments are recorded to expense in the period in which they are determined. As of June 30, 2022, the inventory balance of $1,145,068 is classified as finished goods.

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation. Depreciation expense is computed using the straight-line method over the estimated useful life of the asset. Any gain or loss on the retirement of assets is recognized in the combined statement of income. Maintenance and repairs are charged to expense as incurred. Expenditures that increase the value or productive capacity or assets are capitalized.

Revenue Recognition

The Company recognizes revenue in a manner that depicts the transfer of promised goods and services to customers in an amount that reflects the consideration to which it expects to be entitled to for providing those goods and services. For each arrangement with a customer, the Company identifies the contract, the associated performance obligations within the contract, determines the transaction prices of that contract, allocates the transaction price to each performance obligation and recognizes revenue as each performance obligation is satisfied. The satisfaction of performance obligations in a contract is based upon when the customer obtains control over the asset. Depending on the nature of the performance obligation, control transfers either at a particular point in time or over time.     For transportation and sale of petroleum products, the Company is recognizing revenue at a point in time when the goods are shipped or made available at the customer’s chosen destination.

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2022

The following table set forth the Company’s revenues by major source for the six months period ended June 30, 2022:

Transportation and logistics services	$13,727,759
Petroleum products	21,348,448

Total	$35,076,207

Shipping and handling costs are accounted for as activities to fulfill the promise to transfer the goods and therefore, are not considered a separate performance obligation. Shipping and handling costs are accounted for as fulfillment costs and are included in cost of sales in the statements of operations. Sales taxes collected from customers and remitted to governmental authorities are accounted for on a net basis and therefore, are excluded from revenues in the statements of operations.

The Company’s contracts with customers do not have significant financing components, as payment is received at or shortly after the point of sale, which is typically 15 to 30 days, as dictated in the contract. Costs incurred to obtain a contract with a customer, if any, are expensed as incurred when the amortization period is less than one year.

Advertising

Advertising costs are charged to expense when incurred and were $92,692 for the six months period ended June 30, 2022.

Income Taxes

Firebird Bulk Carriers Inc. and Phoenix Oil Inc. have elected to operate as S Corporations. Accordingly, earnings and losses are included in the personal income tax return of the stockholders and taxed on personal tax rates. Therefore, no provision or liability for federal income taxes has been included in the combined financial statements.

The Company accounts for the effect of any uncertain tax positions based on a "more likely than not" threshold to the recognition of the tax positions being sustained based on the technical merits of the position under scrutiny by the applicable taxing authority. If a tax position or positions are deemed to result in uncertainties of those positions, the unrecognized tax benefit is estimated based on a "cumulative probability assessment" that aggregates the estimated tax liability for all uncertain tax positions. Interest and penalties assessed, if any, are accrued as income tax expense. The Company has identified its tax status as a corporation electing to be taxed as a pass-through entity as a tax position;

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2022

however, the Company has determined that such tax position does not result in an uncertainty requiring recognition. The Company’s income tax filings are subject to audit by various taxing authorities. Management believes that the Company is no longer subject to income tax examinations for the years prior to 2019.

Use of Estimates

The preparation of combined financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which is intended to increase transparency and comparability of accounting for lease transactions. ASU 2016-02 requires lessees to recognize lease contracts with a term greater than one year on the balance sheet, while recognizing expenses on the statement of operations in a manner similar to current guidance. ASU 2016-02 is effective for the Company on January 1, 2022 and shall be applied to all open leases as of the adoption date.

Note 3    -    Property and Equipment

Property and equipment as of June 30, 2022 consisted of the following:

Machinery and equipment	$3,551,417
Furniture and fixtures	9,059
Automobiles and trucks	27,319,760
Computers and software	73,994
Total property and equipment	30,954,230
Less: accumulated depreciation	(20,940,187)
Total property and equipment, net	$10,014,043

Depreciation expense was $1,643,648 for the six months period ended June 30, 2022, of which $1,575,064 was included in costs of goods sold and $68,584 was included in selling, general, and administrative expenses on the combined statement of income.

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2022

Note 4    -    Notes Payable

Amount
Installment notes payable with Paccar Financial, bearing interest ranging from 4.92% to 7.15%, monthly payments ranging from $2,291 to $5,815, principal and interest, through April 2026, secured by various automobiles and trucks with a total net book value of $1,243,012.	$1,382,525

Installment notes payable with Prosperity Bank, bearing interest ranging from 4.00% to 5.91%, monthly payments ranging from $2,176 to $5,158, principal and interest, through March 2026, secured by various automobiles and trucks with a total net book value of $796,935.	994,946

Installment notes payable with Independent Financial, bearing interest ranging from 4.06% to 5.75%, monthly payments ranging from $1,005 to $5,990, principal and interest, through June 2025, secured by various automobiles and trucks with a total net book value of $681,720.	467,631

Installment notes payable with BMO Harris Bank, bearing interest ranging from 5.45% to 7.67%, monthly payments ranging from $1,937 to $5,337, principal and interest, through November 2025, secured by various automobiles and trucks with a total net book value of $456,251.	378,125

Installment notes payable with Mack Financial Services, bearing interest ranging from 4.99% to 7.01%, monthly payments ranging from $1,204 to $4,881, principal and interest, through December 2025, secured by various automobiles and trucks with a total net book value of $209,953.	181,217

Installment notes payable with Mac Haik Ford Ltd., monthly principal payments of $787, maturing November 2023, secured by a truck with a net book value of $15,750.	12,596

Total notes payable	$3,417,040

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2022

In conjunction with the sale of the Company, see note 9, all notes were repaid subsequent to June 30, 2022. As a result, the total balance of notes payable is presented as current in the combined balance sheet as of June 30, 2022.

Note 5    -    Related Party Transactions

The Company has advanced funds to the stockholders and related parties totaling $7,799,525 as of June 30, 2022. The Company has been advanced funds from the stockholders and related parties totaling $2,197,777 as of June 30, 2022. The advances consist of non-interest-bearing loans and transactions with no repayment terms. The related party entities are under common control and ownership.

The Company had total sales of $73,339 and receivables of $5,660 with a related party as of June 30, 2022. The Company had payables due to related parties in the amount of $177,000 as of June 30, 2022. These receivables and payables are included in accounts receivable and accounts payable, respectively, on the combined balance sheet.

In conjunction with the sale of the Company, see note 9, all related party balances noted above have been collected and repaid subsequent to June 30, 2022.

Note 6    -    Operating Lease Obligations

The Company leases real estate and equipment with related parties and third parties under operating lease agreements expiring through 2024. As of June 30, 2022, operating lease components with initial or remaining terms in excess of one year is classified on the balance sheet within right of use assets, short-term operating lease obligations, and long-term operating lease obligations. Rent expense for the period ended June 30, 2022 was $280,716.

Other information related to the operating leases is as follows:

Weighted average remaining lease term (years)	1.46

Weighted average discount rate	5.00%

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2022

Maturities of operating lease obligations is as follows:

Periods Ending	Amount
June 30,
2023	$99,240
2024	50,598
2025	2,624
Total undiscounted lease payments	$152,462
Less: discount to net present value	(13,259)
Total operating lease obligations	$139,203

In August 2022, the Company entered into three long-term leases. At inception of these operating leases, the Company’s right of use assets and liabilities are expected to increase by approximately $2 million.

Rent expense to related parties for the six months period ended June 30, 2022 totaled $126,000.

Note 7    -    Concentrations

The Company had sales from two major customers during the six months period ended June 30, 2022 which accounted for approximately 30% of total sales. Accounts receivable due from these customers totaled $1,693,226 as of June 30, 2022.

Note 8    -    Statement of Cash Flows

Supplemental Disclosures of Cash Flow Information:

Cash paid during the period for interest	$157,995

Property and equipment financed through notes payable	$418,602

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2022

Note 9    -    Subsequent Events

In August 2022, the Company sold and assigned all its authorized, issued and outstanding capital stock to GulfMark Asset Holdings, LLC for a purchase price of approximately $33 million.

The Company has evaluated subsequent events through October 26, 2022, which is the date these combined financial statements were available for issuance.

* * * End of Notes * * *